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  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2019
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Goosehead Insurance, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38466	82-3886022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Solana Boulevard, Ste. 4500
Westlake, Texas 76262
(Address of Principal Executive Offices, and Zip Code)
214-838-5500
Registrant’s Telephone Number, Including Area Code
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	GSHD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 23, 2019, Goosehead Insurance, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following three proposals:

Proposal 1—Election of Directors

The following nominees were elected to the Company’s Board of Directors to hold office for terms to expire in one year or until their successors are elected and qualified, or until his or her earlier death, resignation or removal. The votes cast at the Annual Meeting were as follows:

Nominee	For	Withheld	Broker Non-Votes
Mark E. Jones	30,872,047	2,700,860	1,991,361
Robyn Jones	31,047,660	2,525,247	1,991,361
Peter Lane	32,155,793	1,417,114	1,991,361
Mark Miller	32,157,434	1,415,473	1,991,361
James Reid	32,157,434	1,415,473	1,991,361

Proposal 2— Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved based upon the following votes:

For	Against	Abstain
35,561,970	—	2,298

Proposal 3— Vote to Amend and Restate the Company’s Omnibus Incentive Plan

The proposal to approve the amendment and restatement of the Company’s Omnibus Incentive Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
26,831,450	6,539,587	201,870	1,991,361

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOSEHEAD INSURANCE, INC.

By:	/s/ Mark E. Jones
Mark E. Jones Chairman and Chief Executive Officer

Date: May 23, 2019